Exhibit 99.1

Publicly Registered Non - Traded Real Estate Investment Trust American Realty Capital New York City REIT, Inc. Fourth Quarter Investor Presentation

Risk Factors See the section entitled “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10 - K filed with the U.S. Securities and Exchange Commission on March 15, 2016 for a discussion of the risks which should be considered in connection with our company. Forward - Looking Statements This presentation may contain forward - looking statements. You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects ,” “ may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects ,” “ estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the fund’s Annual Report on Form 10 - K for a more complete list of risk factors, as well as a discussion of forward - looking statements. American Realty Capital New York City REIT, Inc. 2 Risk Factors

A Public Non - Traded Real Estate Investment Trust* ▪ Focused on acquiring New York City commercial real estate ▪ 3 Primary objectives*: - Preserve and protect capital - Pay monthly stable cash distributions; and - Increase the value of assets in order to generate capital appreciation. American Realty Capital New York City REIT, Inc. 3 *There is no guarantee these objectives will be met. NYCR seeks to provide: Investment Thesis

American Realty Capital New York City REIT, Inc. 4 (1) Bureau of Labor Statistics. Forecast from Moody’s Analytics. (2) Cushman & Wakefield Research, Q4 2015 data. (3) New York City Department of City Planning. NYC Employment Trends NYC Population at Record High Manhattan Office Asking Rents (1) (3) (2) 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 8.0 8.2 8.4 8.5 8.7 8.9 9.1 5.00 5.50 6.00 6.50 7.00 7.50 8.00 8.50 9.00 9.50 2000 2005 2010 2015 2020 2025 2030 NYC population is at record high and forecasted to reach 9.1mm people in 2030 Manhattan Office Market Vacancy Rate (2) 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 New York City Market Trends

▪ Increased occupancy from 86.2% in Q3 2015 to 89.2% in Q4 2015 ▪ Approximately ~25,000 square feet of net leasing activity in the 4 th quarter ▪ Cash NOI (1) increased approximately 16% from $2.46 million in Q3 2015 to $2.86 million in Q4 2015 ▪ Leverage remains low at 17% debt / cost (2) ▪ Did not cover distribution from cash flow from operations during the quarter due to un - invested cash, low leverage, and vacancy at 9 Times Square Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 5 (1) See slides 10 and 11 for further discussion of Cash NOI (2) Leverage is calculated as Mortgage Notes Payable divided by Total Real Estate Investments (at cost) as of 12/31/15. Q4 2015 Highlights

Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 6 Subsequent Event: 1140 Ave of the Americas 1140 Avenue of the Americas • On March 18, 2016, ARC NYCR entered into an agreement of purchase and sale to acquire the leasehold interest in an institutional - quality office building located at 1140 Avenue of the Americas in Manhattan. • The contract purchase price for the Property is $180.0 million, exclusive of closing costs. • The Property contains approximately 250,000 rentable square feet and is currently 91% leased. • Closing is currently expected to occur sometime in the second quarter of 2016.

▪ 5 properties consisting of 841,868 square feet ▪ 89.2 % occupancy as of 12/31/2015 ▪ Weighted average remaining lease term of 7.8 years Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 7 (1) Remaining lease term in years as of December 31, 2015, calculated on a weighted - average basis, as applicable. Asset Acquisition Date Number of Properties Rentable Square Feet Occupancy (as of 12/31/2015) Remaining Lease Term (Years) (1) Debt Unencumbered Assets 421 W 54th Street – Hit Factory Jun. 2014 1 12,327 100% 4.8 - 400 E 67th Street – Laurel Condominium Sept. 2014 1 58,750 100% 8.3 - 200 Riverside Boulevard – ICON Garage Sept. 2014 1 61,475 100% 21.8 - 9 Times Square Nov. 2014 1 166,640 52.6% 4.9 - Unencumbered Sub-total 4 299,192 73.6% 7.4 - Encumbered Assets 123 William Mar. 2015 1 542,676 97.7% 8.0 96,000 Total Portfolio 5 841,868 89.2% 7.8 $96,000 Portfolio Snapshot

▪ Strong balance sheet ▪ Low leverage (17% debt/cost ratio) * Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 8 ~$183 Million Cash Low Leverage $ amounts in 000’s Q3 2015 Q4 2015 Total Real Estate Investments (at Cost) 544,596 550,369 Cash 192,947 182,700 Other Assets 3,725 (3,830) Total Assets 741,268 729,239 Mortgage Notes Payable 96,000 96,000 Other Liabilities 37,733 37,100 Total Stockholders Equity 607,535 596,139 Total Liabilities & Equity 741,268 729,239 * Leverage is calculated as Mortgage Notes Payable divided by Total Real Estate Investments (at cost) as of 12/31/15. (1) Change in cash between third and fourth quarters of 2015 due primarily to capital expenditures and cash dividends (2) Other Assets includes accumulated depreciation (2) (1) Balance Sheet Snapshot

American Realty Capital New York City REIT, Inc. 9 ▪ Finish deployment of capital (another $400 to $600 million of acquisitions to reach full deployment) ▪ Focus on leasing upside at 9 Times Square ▪ Report third - party NAV per share no later than October 2016 Key Initiatives

Michael Happel CEO & President Michael Ead Senior Vice President and Counsel Zachary Pomerantz V.P. Asset Management Stephen Rothstein Associate Patrick O’Malley CIO Joseph Metzinger Controller Experienced NYCR Management Team and Board of Directors American Realty Capital New York City REIT, Inc. 10 Michael Weil Executive Chairman Elizabeth Tuppeny Independent Director Abby Wenzel Independent Director James Beckner Associate Alex O’Connor Associate Lee Elman Independent Director & Audit Chair Dennis Estok Asset Manager Nicholas Radesca Interim CFO and Treasurer

Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 11 Three Months Ended (In thousands) September 30, 2015 December 31, 2015 Net loss (in accordance with GAAP) $ (2,305) $ (4,059) Acquisition and transaction - related - 3 Depreciation and amortization 4,822 5,161 Interest expense 1,158 1,176 General and administrative 639 1,333 Asset management fee incurred from the Advisor 128 1,017 Other - than - temporary impairment - 70 Income from investment securities and interest (77) (111) NOI 4,365 4,590 Amortization of above/below market lease assets and liabilities, net (648) (951) Straight - line rent (1,259) (780) Cash NOI $ 2,458 $ 2,859 ▪ Below is a reconciliation from net loss, the most directly comparable GAAP financial measure, to Cash NOI. Cash NOI Reconciliation

Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 12 ▪ Cash net operating income ("Cash NOI") is a non - GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less income from investment securities and interest, plus general and administrative expenses, acquisition an d transaction - related expenses, depreciation and amortization, other non - cash expenses and interest expense. In calculating Cash NOI, we also eliminate the effects of straight - lining of rent and the amortization of above and below market leases. Cash NOI should not be considered as a n alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity ▪ We use Cash NOI internally as a performance measure and believe Cash NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property le vel. Therefore, we believe Cash NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe Cash NOI is useful to investors as performance measures because, when compared across periods, Cash NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unlever ed basis. Cash NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of opera tio ns. For example, interest expense is not linked to the operating performance of a real estate asset and Cash NOI is not affected by whether the financing is at the property level or corporate level. In addition, depreciation and amortization, because of historical cost ac counting and useful life estimates, may distort operating performance at the property level. Cash NOI presented by us may not be comparable to Cash NOI reported by other REITs that define Cash NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Cash NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements. Cash NOI Reconciliation (cont.)

Risk Factors There are risks associated with an investment in American Realty Capital New York City REIT, Inc. The following is a summary of some of these risks. See the section entitled “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10 - K filed with the U.S. Securities and Exchange Commission on March 15, 2016 for a discussion of the risks which should be considered in connection with your investment . ▪ We have a limited operating history which makes our future performance difficult to predict; ▪ All of our executive officers are also officers, managers or holders of a direct or indirect controlling interest in our advisor, Ne w York City Advisors, LLC (our "Advisor") and other entities affiliated with AR Global Investments, LLC (the successor business to AR Capital, LLC, "AR Glob al" ); as a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor’s co mpensation arrangements with us and other investor entities advised by AR Global affiliates, and conflicts in allocating time among these entities and us, which cou ld negatively impact our operating results; ▪ We depend on tenants for our revenue and, accordingly, our revenue is dependent upon the success and economic viability of our t ena nts; ▪ We may not be able to achieve our rental rate objectives on new and renewal leases and our expenses could be greater, which may imp act operations; ▪ Our properties may be adversely affected by economic cycles and risks inherent to the New York metropolitan statistical area ("MS A") , especially New York City; ▪ We have not generated and may not generate cash flows from operations sufficient to cover distributions paid to stockholders; as su ch, we may be unable to maintain cash distributions or increase distributions over time; ▪ We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates; ▪ We may fail to continue to qualify to be treated as a real estate investment trust for United States federal income tax purposes (" REIT"); American Realty Capital New York City REIT, Inc. 13

▪ Because investment opportunities that are suitable for us may also be suitable for other AR Global - advised programs or investors , our Advisor and its affiliates may face conflicts of interest relating to the purchase of properties and other investments and such conflicts may not be resolve d i n our favor, meaning that we could invest in less attractive assets, which could reduce the investment return to our stockholders; ▪ We are party to an investment opportunity allocation agreement (the "Allocation Agreement") with another program that is sponsor ed by American Realty Capital III, LLC (our "Sponsor"), pursuant to which we may not have the first opportunity to acquire all properties identified by our Ad visor and its affiliates ; ▪ No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, il liquid; ▪ If we and our Advisor are unable to find suitable investments, then we may not be able to achieve our investment objectives, or pay distributions with cash flows from operations; ▪ Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions; ▪ We are permitted to pay distributions from unlimited amounts of any source. Until substantially all of the proceeds from our ini tial public offering (the "IPO") are invested, we may use proceeds from our IPO and financings to fund distributions until we have sufficient cash flows from oper ati ons. There are no established limits on the amount of net proceeds and borrowings that we may use to fund distribution payments, except in accordance with our org ani zational documents and Maryland law ; ▪ Any distributions may reduce the amount of capital we ultimately invest in properties and other permitted investments and negativ ely impact the value of your investment; ▪ We may be deemed to be an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") , a nd thus subject to regulation under the Investment Company Act; and ▪ As of December 31, 2015, we owned only five properties and therefore have limited diversification. American Realty Capital New York City REIT, Inc. 14 Risk Factors (continued)

www.newyorkcityreit.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com American Realty Capital New York City REIT 405 Park Avenue New York, NY 10022 212 - 415 - 6500 ALL OTHER INQUIRIES